UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________
FORM 8-K/A
(Amendment No. 1)
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 31, 2025
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Corpay, Inc.
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(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 5, 2025, Corpay, Inc. (“Corpay” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the "SEC") reporting the completion of its acquisition of Alpha Group International plc (“Alpha”). In order to comply with the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the Securities Act of 1933, the Company hereby amends Item 9.01 of the Original 8-K for the purpose of filing the historical financial statements of Alpha and the related pro forma financial information in accordance with Article 11 of Regulation S-X, which were not previously filed with the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Alpha Group International plc, as of December 31, 2024 and for the year ended December 31, 2024, together with the notes thereto and the independent auditors' report thereon, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

The unaudited financial statements of Alpha Group International plc, as of and for the six months ended June 30, 2025 and 2024 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Corpay, Inc. as of June 30, 2025 and unaudited pro forma condensed combined statements of income of Corpay, Inc. for the year ended December 31, 2024 and the six months ended June 30, 2025 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(d)	Exhibits

23.1	Consent of BDO LLP

99.1	Financial statements of Alpha Group International plc, as of December 31, 2024 and for the year ended December 31, 2024, together with the notes thereto and the independent auditors' report thereon.

99.2	Unaudited Condensed Consolidated Financial Statements, for Alpha Group International plc, as of and for the six months ended June 30, 2025 and 2024.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

February 5, 2026	By: /s/ Peter Walker
Peter Walker
Chief Financial Officer